SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934
   Date of Report (Date of earliest event reported) August 30, 2000


                        METALCLAD CORPORATION
        (Exact name of registrant as specified in its charter)

         Delaware                                   0-2000
(State or Other Jurisdiction)             (Commission File Number)

                              95-2368719
                 (I.R.S. Employer Identification No.)

     2 Corporate Plaza, Suite 125
         Newport Beach, CA                          92660
(Address of Principal Executive Office)           (Zip Code)

  Registrant's telephone number, including area code (949) 719-1234


Item 2.  Disposition of Assets
------------------------------

    In the Company's previous public filings, it disclosed an ongoing arbitration with the United Mexican States under the North American Free Trade Agreement ("NAFTA").

     On August 30, 2000 the Tribunal hearing the arbitration case issued its ruling. In summary, the ruling agreed with the company's position that the acts of the Mexican government, in effect, expropriated the Company's landfill facility in the State of San Luis Potosi, Mexico. The Tribunal awarded $16,685,000 as compensation for the property. Upon payment, the Company will pass title to the property to the Federal government of Mexico.

     Payment to the Company is required to be made within 45 days of the issuance of the decision. Following such period, interest shall accrue at the rate of 6% per annum, compounded monthly, on any unpaid balance.

     If Mexico chooses to not pay the award, the Company may seek enforcement under several well-established treaty conventions after 90 days from the issuance of the award, provided neither party has sought to revise, set aside or annul the award. Both parties have such rights which may be exercised within the 90-day period. Recent comments from Mexican officials indicate a likelyhood that Mexico will exercise their right. At this time the company cannot predict the timeframe for collection, but has prepared the accompanying pro-forma financial statements as if the award is final.

Item 7.  Financial Statements and Pro forma Financial Information
-----------------------------------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits filed as a part of this report.

         Unaudited Pro forma Condensed Consolidated Balance Sheets as of June 30, 2000.

         Unaudited Pro forma Condensed Consolidated Statement of
         Operations for the Six Months Ended June 30, 2000.

         Notes to Unaudited Pro forma Condensed Consolidated Financial
         Statements.

     The pro forma data is presented for informational purposes and may not be indicative of the future results of operations and financial position of the Company or what the results of operations and financial position of the Company would have been had the disposition occurred immediately prior to the periods indicated.

     These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Metalclad Corporation, which are hereby incorporated by reference.

Item 7.  Exhibits
-----------------

         Award Decision of the Arbitral Tribunal, International Centre For Settlement of Investment Disputes Case No. ARB(AF)/97/1, constituted under Chapter Eleven of the North American Free Trade Agreement, dispatched to the parties August 30, 2000.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METALCLAD CORPORATION

September 1, 2000                      By:   /s/Anthony C. Dabbene
                                          ---------------------------
                                          Anthony C. Dabbene
                                          Chief Financial Officer